Contents
Report to Shareowners                                     2
Statement of Assets and Liabilities                       3
Statement of Operation                                    4
Statements of Changes in Net Assets                       5
Financial Highlights                                      6
Portfolio of Investments                                  7
Notes to Financial Statements                            10
NAIC Growth Fund, Inc., Board of Directors               13
Shareowner Information                                   14

Report to Shareowners:
June 30, 2000


     There were a great many gyrations in the stock market during the first six months of the year. Investors experienced a large drop in the NASDAQ and the Dow Jones Industrial Average seemed to trade in a fairly narrow range considering the high level it has attained in the past few years. Still, the Net Asset Value of the NAIC Growth Fund increased from $12.90 at the beginning of 2000 to $14.81 on June 30. That is a rise of 14.8%.
     Earnings for the majority of stocks held in the portfolio continued to show progress as well as dividend increases in a number of holdings. The managers continue to monitor the portfolio for the fundamentals as stock prices eventually reflect that earnings progress.
     Some full and partial sales have been made including Broadwing, Convergys, St. Jude Medical, Pharmacia & Upjohn, Monsanto, International Business Machines, Molex, Vishay Intertechnology and Lydall. In addition, both TSI Incorporated and American Business Products were purchased by other corporations. The result is a current gain on the books of approximately $1.7 million that will be reflected in the year-end distribution.
     Adding to positions included the purchase of 2,500 AFLAC, 2,000 Bank One, 2,000 Carlisle Companies, 1,750 CenturyTel, 2,000 Comerica, 4,000 ConAgra, 6,000 Dana, 2,000 Diebold, 2,000 Donaldson, 1,000
Emerson Electric, 2,000 Federal Signal, 2,000 H.J. Heinz, 4,000 Hon Industries, 5,000 Huntington Bancshares, 2,000 McCormick, 8,000 O'Reilly Automotive, 2,000 Pentair, 3,000 RPM, 2,000 Synovus Financial and 2,000 Teleflex. New positions were taken with the purchase of 7,000 Albertsons and 6,000 Cooper Industries.

     The Board of Directors declared a cash dividend of $0.045 per share paid on August 1, 2000 to shareowners of record on June 30, 2000.

Thomas E. O'Hara                      Kenneth S. Janke
  CHAIRMAN                              PRESIDENT








NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2000
(Unaudited)



ASSETS

Investment securities
   -at market value (cost $9,066,500)                   $22,996,341
Short-term investments
   -at amortized cost                                     1,793,385
Cash and cash equivalents                                   980,069
Dividends and interest receivable                            22,016
Prepaid insurance                                             1,417

                                                         25,793,228

LIABILITIES

Dividends payable               77,984
Accounts payable                41,252                      119,236

TOTAL NET ASSETS                                        $25,673,992



SHAREHOLDERS' EQUITY

Common Stock-par value $0.001 per share;
      authorized 50,000,000 shares,
      outstanding 1,732,982 shares                      $     1,733
Additional Paid-in Capital                               10,019,948
Undistributed net investment income                          (1,023)
Undistributed net realized gain
      on investments                                      1,723,493
Unrealized appreciation of investments                   13,929,841

SHAREHOLDERS' EQUITY                                    $25,673,992

NET ASSET VALUE PER SHARE                               $     14.81


See notes to financial statements


NAIC Growth Fund, Inc.
Statement of Operations
For the six months ended June 30, 2000
(Unaudited)

INVESTMENT INCOME

    Interest                                                $  69,240
    Dividends                                                 148,773

                                                              218,013
EXPENSES

      Advisory fees                       88,988
      Transfer agent & custodian fees     21,038
      Legal fees                          10,113
      Audit fees                           8,750
      Insurance                            8,500
      Other Professional Services          7,500
      Directors' fees & expenses           6,259
      Mailing & postage                    6,110
      Printing                             4,264
      Annual shareholders' meeting         3,047
      Other fees & expenses                3,283
      Less:  Advisory fees waived        (22,247)

      Net Expenses                                          145,605

        Net investment income                                72,408

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Realized gain on investments:
      Proceeds from sale of investment securities        2,689,470
      Cost of investment securities sold                   965,977

         Net realized gain on investments                           1,723,493

   Unrealized appreciation of investments:
      Unrealized appreciation at beginning of period    12,325,472
      Unrealized appreciation at end of period          13,929,841

        Increase in unrealized appreciation on investments          1,604,369
            Net realized and unrealized gain on investments         3,327,862

NET INCREASE FROM OPERATIONS                                       $3,400,270


See notes to financial statements



NAIC Growth Fund, Inc.
Statements of Changes in Net Assets
For the periods ended:

                                      June 30,2000           December 31, 1999
                                      (Unaudited)

FROM OPERATIONS:

Net investment income                      $72,408                    $149,638
Net realized gain on investments         1,723,493                     787,318
Net change in unrealized appreciation
                       on investments    1,604,369                     738,906
        Net increase from operations     3,400,270                   1,675,862

DISTRIBUTION TO STOCKHOLDERS FROM:

Net investment income                       77,984                     156,231
Net realized gain from
                  investment transactions        0                     787,318
          Total distributions               77,984                     943,549

FROM CAPITAL STOCK TRANSACTIONS:

Dividend reinvestment                            0                     607,813
Cash purchases                                   0                     310,405
          Net increase from
                  capital stock transactions     0                     918,218
          Net increase in net  assets    3,322,286                   1,650,531

TOTAL NET ASSETS:

Beginning of period                    $22,351,706                 $20,701,175
End of period (including  undistributed
    net  investment income (loss) of
   ($1,023) and $4,552, respectively)  $25,673,992                 $22,351,706

Shares:

Shares issued to common stockholders under
    the dividend reinvestment and cash
    purchase plan                                0                      73,588

Shares at beginning of period            1,732,982                   1,659,394

Shares at end of period                  1,732,982                   1,732,982


See notes to financial statements



NAIC Growth Fund, Inc.
Financial Highlights
For the periods ended:

                          June 30, 2000
                           (Unaudited)    1999    1998    1997    1996    1995

Net asset value at
    beginning of period         $12.90  $12.48  $10.99   $9.07   $7.60   $5.75
Net investment income              .04     .09     .14     .10     .10     .08
Net realized and unrealized
    Gain on investments           1.92     .88    1.93    2.29    1.75    1.91
      Total from investment
                   Operations     1.96     .97    2.07    2.39    1.85    1.99

Distributions from:
Net investment income             (.05)   (.10)   (.13)   (.10)   (.10)  (.08)
Realized gains                     .00    (.45)   (.45)   (.37)   (.28)  (.06)
      Total distributions         (.05)   (.55)   (.58)   (.47)   (.38)  (.14)


Net asset value at end of period $14.81  $12.90  $12.48  $10.99   $9.07  $7.60

Per share market value,
        end of period      Ask  12 3/4   10 1/4  10 3/4  15 1/4   9 3/4  7 1/8
                           Bid  12 3/16  10      10 1/4  14 1/2  9 7/16  6 7/8

Total Investment Return (annualized):

 based on market value
                  1 year       44.65%  2.85%  (25.42%)  58.50%  42.94%  49.70%
          from inception       13.25% 10.28%   11.30%   17.84%  12.59%   7.85%
 based on net asset value
                  1 year       30.31%  7.75%   18.84%   26.43%  24.46%  34.60%
          from inception       15.73% 13.15%   13.79%   13.69%  11.92%   9.78%
Net Assets,end of period
               (mil) $25,674 $22,351.7 $20,701.2 $17,335.3 $13,487.8 $10,989.1

Ratios to average net assets (annualized):

Ratio of expenses to
     average net assets        1.23%  1.00%   0.83%    0.96%    0.96%    1.19%
Ratio of net investment
   income to average net assets0.61%  0.70%   1.13%    0.96%    1.10%    1.16%

Portfolio turnover rate       18.30%  4.20%   5.87%    6.31%    5.93%    6.90%



See notes to financial statements


1.9    Auto Replacement

       Dana Corp.              10,000             223,000           211,875
       O'Reilly Auto.*         20,000             242,605           277,500

7.8    Banking

       Citigroup               15,000              79,167           903,750
       Comerica Inc.            5,000             148,750           224,375
       Bank One Corp.           7,000             212,495           185,937
       Huntington Banc.        22,000             221,907           347,875
       Synovus Financial       20,000             140,938           352,500


1.8    Building Products

       Clayton Homes           20,000             221,325           160,000
       Johnson Controls         6,000              96,895           307,875

2.7    Chemicals

       OM Group                 8,000             258,725           352,000
       RPM                     18,000             190,250           182,250
       Sigma Aldrich            5,000              94,938           146,250

4.8    Computers

       EMC Corp. *             16,000             116,000         1,231,000

2.8    Consumer Products

       Colgate-Palmolive        8,000              98,500           479,000
       Newell Rubbermaid        9,000             237,375           231,750

8.6    Electrical Equipment

       Amer. Power Conv.*      10,000             190,531           408,125
       Cooper Industries        6,000             207,813           195,375
       Federal Signal          12,000             280,563           198,000
       General Electric        12,000              56,000           636,000
       Vishay Intertech. *     19,500             134,973           739,780

1.9    Electronics

       Diebold                 10,000             269,188           278,750
       Molex Inc.               6,250             101,819           218,750


9.7    Ethical Drugs

       Amer. Home Prod.         6,000              90,510           352,500
       Bristol-Myers Squibb     6,000             106,538           349,500
       Eli Lilly                6,000              91,687           599,250
       Johnson & Johnson        2,000              45,500           203,750
       Merck & Co., Inc.        5,000              83,319           383,125
       Pfizer Inc.             12,000              58,750           576,000

5.7    Financial Services

       Household Intl.         25,000             223,538         1,039,063
       State Street Boston      4,000              75,500           424,250

3.9    Food

       Albertson's              7,000             235,330           232,750
       ConAgra                 10,000             166,875           190,625
       Heinz, H.J.              6,000             179,375           262,500
       McCormick & Co.         10,000             223,975           325,000

4.5    Hospital Supplies

       Biomet Corp.             7,000             122,250           269,063
       Invacare                10,000             245,375           262,500
       Stryker Corp.           14,000             160,063           612,500

0.9    Industrial Services

       Donaldson Co.           12,000             162,563           237,000

4.7    Insurance

       AFLAC                   10,000             143,905           459,375
       Amer. Int'l. Group       6,327              79,037           743,423

1.6    Machinery

       Emerson Electric         7,000             170,393           422,625

1.2    Manufacturing

       Carlisle Co.             7,000             279,944           315,000

2.1    Multi Industry

       Pentair                  7,000             171,894           248,500
       Teleflex Inc.            8,000             213,563           286,000

1.1    Office Equipment

       Hon Industries          12,000             283,938           282,000

2.0    Publishing

       Reuters Group PLC        5,199             125,351           519,575

1.1    Realty Trust

       First Industrial        10,000             257,463           295,000

1.0    Restaurants

       McDonald's               8,000              53,625           263,500

5.0    Semiconductor

       Dallas Semiconductor    12,000             138,437           489,000
       Intel                    6,000             228,562           802,125

3.0    Soft Drinks

       Coca Cola                4,000              82,250           229,750
       PepsiCo                 12,000             205,374           533,250

5.9    Telecommunications

       ADC Telecom. *          18,000              21,234         1,509,750

1.6    Transportation

       Sysco Corp.             10,000             142,750           421,250

1.5    Utilities

       Century Telephone       13,000             196,562           373,750

0.8    Water Treatment

       Ionics *                 7,000             177,313           214,375

89.6                                           $9,066,500       $22,996,341


Short-term Investments

7.0    United States Treasury Bill,
                    maturing 7/6/00                               1,793,385
3.8    Misc. Cash Equivalents                                       980,069

10.8                                                              2,773,454

       Total Investments                                         25,769,795

(0.4)  All other assets less liabilities                            (95,803)

100.0% Total Net Assets                                         $25,673,992

*Non-income producing securities

NAIC Growth Fund, Inc.
Notes to Financial Statements

(1)  ORGANIZATION

The NAIC Growth Fund, Inc. (the "Fund") was organized under Maryland law on April 11, 1989 as a diversified closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on July 2, 1990.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the notes to financial statements:

Dividends and Distributions - Dividends from the Fund's net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. Shareholders may elect to participate in the Dividend Reinvestment and Cash Purchase Plan (see
Note 4).

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Fund utilizes the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost. Any discount or premium is amortized from
the date of acquisition to maturity.   Investment security purchases
and sales are accounted for on a trade date basis.

Federal Income Taxes - The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The following information is based upon Federal income tax cost of portfolio investments as of June 30, 2000:
      Gross unrealized appreciation        $ 14,140,055
      Gross unrealized depreciation            (210,214)

          Net unrealized appreciation      $ 13,929,841

      Federal income tax cost              $  9,066,500

Expenses -The Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears all expenses incurred in connection with its operations including, but not limited to, management fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. Such expenses will be charged to expense daily as a percentage of net assets. The Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first Ten Million Dollars of the Fund's average net assets, one and one-half percent (1 1/2%) of the next Twenty Million Dollars of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses shall be the responsibility of the Investment Adviser, and the pro rata portion of the estimated annual excess expenses will be offset against the Investment Adviser's monthly fee. A director of the Fund provides professional services to the fund. The fees for those services amounted to $7,500 for the period.

(3)  MANAGEMENT ARRANGEMENTS

Investment Adviser
National Association of Investors Corporation serves as the Fund's Investment Adviser subject to the Investment Advisory Agreement, and is responsible for the management of the Fund's portfolio, subject to review by the board of directors of the Fund.

For the services provided under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, during the times when the average weekly net asset value is at least $3,800,000. The Investment Adviser will not be entitled to any compensation for a week in which the average weekly net asset value falls below $3,800,000. The Adviser has voluntarily waived $22,247 of its total fee of $88,988 for the period ended june 30, 2000.

Plan Agent
Michigan National Bank (MNB) serves as the Fund's custodian pursuant to the Custodian Agreement. As the Fund's custodian, MNB receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee. Boston EquiServe serves as the Fund's transfer agent and dividend disbursing agent pursuant to the Transfer Agency and Dividend Disbursement Agreements. Boston EquiServe receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement of out-of-pocket expenses such as forms and mailing costs.

(4)  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund has a Dividend Reinvestment and Cash Purchase Plan (the
"Plan") which allows shareholders to reinvest dividends paid and make additional contributions.

Under the Plan, if on the valuation date the net asset value per share is lower than the market price at the close of trading on that day, then the Plan Agent will elect on behalf of the shareholders who are participants of the Plan to take the dividends in newly issued shares of the Fund's common stock. If net asset value exceeds the market price on the valuation date, the Plan Agent will elect to receive cash dividends, and will promptly buy shares of the Fund's common stock on whatever market is consistent with best price and execution. The number of shares credited to each shareholder participant's account will be based upon the average purchase price for all shares purchased.

(5)  DISTRIBUTIONS TO SHAREHOLDERS

On May 18, 2000, a distribution of $0.045 per share aggregating $77,984 was declared from net investment income. The dividend was paid August 1, 2000 to shareholders of record June 30, 2000.

(6)  INVESTMENT TRANSACTIONS

Purchases and sales of securities, other than short-term securities for the period ended June 30, 2000, were $1,955,763 and $2,689,470, respectively.

(7)  FINANCIAL HIGHLIGHTS

The Financial Highlights present a per share analysis of how the Fund's net asset value has changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These Financial Highlights have been derived from the financial statements of the Fund and other information for the periods presented. The Total Investment Return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareholders buy into the Fund at the ask price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts stated.

NAIC Growth Fund, Inc.
Board of Directors

Thomas E. O'Hara
Chairman,
Bloomfield Hills, MI

Lewis A. Rockwell
Secretary,
Grosse Pointe Shores, MI

Cynthia P. Charles
Director,
Ambler, PA

Carl A. Holth
Director,
Clinton Twp., MI

Kenneth S. Janke
President,
Bloomfield Hills, MI

Benedict J. Smith
Director,
Birmingham, MI

James M. Lane
Director,
Grosse Pointe Farms, MI

Peggy L. Schmeltz
Director,
Bowling Green, OH

Shareowner Information

The ticker symbol for the NAIC Growth Fund, Inc., on the Chicago Stock Exchange is GRF.

The dividend reinvestment plan allows shareowners to automatically reinvest dividends in Fund common stock with little or no commissions. Once enrolled, you can make additional stock purchases through monthly cash deposits ranging from $50 to $1,000. For more information, request a copy of the Dividend Reinvestment Service for Stockholders of NAIC Growth Fund, Inc., from Boston EquiServe., P.O. Box 8204, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Questions about dividend checks, statements, account consolidation, address changes, stock certificates or transfer procedures write Boston EquiServe., P.O. Box 8204, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Shareowners or individuals wanting general information or having questions, write NAIC, P.O. Box 220, Royal Oak, Michigan 48068.
Telephone 877-275-6242.